BNY Mellon Global Equity Income Fund
Statement of Investments
January 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 97.8%
Brazil — 1.8%
B3 SA - Brasil Bolsa Balcao	1,955,567	3,710,995
Canada — 1.2%
Restaurant Brands International, Inc. (a)	40,281	2,478,893
China — 1.2%
NARI Technology Co. Ltd., Cl. A	801,000	2,569,426
France — 8.2%
Cie de Saint-Gobain SA	38,571	3,624,428
Publicis Groupe SA	31,888	3,405,649
Sanofi SA	61,198	6,628,022
Veolia Environnement SA	124,019	3,544,509
		17,202,608
Germany — 5.3%
DHL Group	104,721	3,781,673
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,805	3,145,949
Siemens AG	18,856	4,057,974
		10,985,596
Hong Kong — 3.4%
AIA Group Ltd.	552,400	3,934,288
Hong Kong Exchanges & Clearing Ltd.	82,000	3,194,368
		7,128,656
Indonesia — 1.7%
Bank Mandiri Persero Tbk PT	5,083,000	1,878,839
Bank Rakyat Indonesia Persero Tbk PT	6,204,400	1,606,292
		3,485,131
Ireland — 2.6%
Medtronic PLC	59,384	5,393,255
Italy — 1.3%
Enel SpA	383,505	2,732,818
Japan — 1.6%
Mizuho Financial Group, Inc.	121,900	3,385,172
Mexico — 1.3%
Wal-Mart de Mexico SAB de CV	1,029,402	2,681,552
Netherlands — 3.8%
Stellantis NV	249,267	3,351,838
Universal Music Group NV	165,121	4,614,729
		7,966,567
Peru — 1.4%
Credicorp Ltd.	16,543	3,029,023
Spain — 2.0%
Industria de Diseno Textil SA	77,153	4,219,631
Sweden — 2.2%
Sandvik AB	130,508	2,707,195
SKF AB, Cl. B	93,143	1,888,431
		4,595,626

Statement of Investments (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 97.8% (continued)
Switzerland — 2.0%
Novartis AG	40,416	4,241,517
Taiwan — 1.4%
ASE Technology Holding Co. Ltd.	560,000	2,823,748
United Kingdom — 12.8%
Anglo American PLC	97,278	2,871,240
AstraZeneca PLC	34,550	4,859,605
BAE Systems PLC	275,355	4,178,891
Barclays PLC	775,069	2,854,194
Diageo PLC	29,270	877,900
DS Smith PLC	243,657	1,759,793
GSK PLC	233,484	4,067,430
Shell PLC	120,346	3,996,777
Smiths Group PLC	50,356	1,289,936
		26,755,766
United States — 42.6%
Bristol-Myers Squibb Co.	52,405	3,089,275
Cisco Systems, Inc.	113,401	6,872,101
CME Group, Inc.	28,974	6,852,930
Dominion Energy, Inc.	72,016	4,003,369
Exelon Corp.	106,795	4,271,800
Expand Energy Corp.	33,637	3,417,519
First Horizon Corp.	162,110	3,548,588
Gilead Sciences, Inc.	42,824	4,162,493
International Game Technology PLC	69,680	1,185,954
International Paper Co. (a)	59,149	3,290,459
Johnson & Johnson	20,612	3,136,116
Johnson Controls International PLC	55,815	4,353,570
Kenvue, Inc.	175,963	3,746,252
MetLife, Inc.	37,369	3,232,792
Molson Coors Beverage Co., Cl. B	65,038	3,560,830
Omnicom Group, Inc.	21,712	1,884,384
PepsiCo, Inc.	28,533	4,299,638
Phillips 66	32,995	3,889,121
Starbucks Corp.	44,053	4,743,627
Sysco Corp.	52,109	3,799,788
Texas Instruments, Inc.	12,600	2,326,086
The Allstate Corp.	16,839	3,238,645
The Estee Lauder Companies, Inc., Cl. A	40,457	3,375,328
The Kraft Heinz Company	97,408	2,906,655
		89,187,320
Total Common Stocks (cost $179,065,419)		204,573,300

Description	Preferred Dividend Rate (%)	Shares	Value ($)
Preferred Stocks — 1.6%
South Korea — 1.6%
Samsung Electronics Co. Ltd. (cost $3,549,511)	3.22	109,185	3,231,215

	1-Day Yield (%)
Investment Companies — .5%
Registered Investment Companies — .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(b) (cost $1,144,287)	4.42	1,144,287	1,144,287
Total Investments (cost $183,759,217)		99.9%	208,948,802
Cash and Receivables (Net)		.1%	166,566
Net Assets		100.0%	209,115,368

(a)
Security, or portion thereof, on loan. At January 31, 2025, the value of the fund’s securities on loan was $5,709,280 and the value of the collateral was
$6,023,272, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(b)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Global Equity Income Fund

January 31, 2025 (Unaudited)
The following is a summary of the inputs used as of January 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	192,051,470	12,521,830††	—	204,573,300
Equity Securities - Preferred Stocks	3,231,215	—	—	3,231,215
Investment Companies	1,144,287	—	—	1,144,287
	196,426,972	12,521,830	—	208,948,802

†	See Statement of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At January 31, 2025, accumulated net unrealized appreciation on investments was $25,189,585, consisting of $32,822,922 gross unrealized appreciation and $7,633,337 gross unrealized depreciation.
At January 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.